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                                                                    Exhibit 31.2

                 Telex Communications Intermediate Holdings, LLC
                           Telex Communications, Inc.
                                 March 31, 2005

                                CFO Certification

I, Gregory W. Richter, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Telex Communications Intermediate Holdings, LLC and Telex Communications, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of each registrant as of, and for, the periods presented in this report;

4. Each registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for such registrant and have:

            a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to such registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

            b.    Intentionally omitted

            c. Evaluated the effectiveness of such registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

            d. Disclosed in this report any change in such registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, such registrant's internal control over financial reporting; and

5. Each registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to such registrant's auditors and such registrant's board of directors:

            a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect such registrant's ability to record, process, summarize and report financial information; and

            b. Any fraud, whether or not material, that involves management or other employees who have a significant role in such registrant's internal control over financial reporting.

Date: May 6, 2005

                                            By: /s/ Gregory W. Richter
                                                ----------------------------
                                                Gregory W. Richter
                                                Vice President and Chief
                                                Financial Officer